THIRD AMENDMENT TO RETAILER PROGRAM AGREEMENT (Lovesac) THIS THIRD AMENDMENT TO RETAILER PROGRAM AGREEMENT (this "Amendment" or "Third Amendment") is made as of March 24, 2023, and effective as of January 1, 2023, by and between Synchrony Bank ("Bank"), and The Lovesac Company dba LoveSac Alternative Furniture Co. and Lovesac ("Retailer''). This Amendment amends the Retailer Program Agreement between Bank and Saq Acquisition LLC (as predecessor in interest to Retailer) dated April 1, 2013 ("Agreement"). Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement. WHEREAS, Bank and Retailer desire to amend the Agreement to extend the term of the Agreement and to address certain other issues set forth below, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows: 1.1 Amendment to Section S(g). Section 5(g) is deleted and replaced with the following new Section 5(g): "(g) Provided that no event has occurred which would allow Bank to terminate this Agreement under Section 15(b), Bank will pay to Retailer the following amounts at the following times: [***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***], PURSUANT TO REGULATION S-K ITEM 601(B) OF THE SECURITIES ACT OF 1933, AS AMENDED. CERTAIN CONFIDENTIAL INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS: (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. Exhibit 10.30

DocuSign Envelope ID: E34A5FA4-4B7A-4036-9CD2-0A5217EA8D61 Amendment to Section 5(h). Section 5(h) is deleted and replaced with the following 1.2 new Section 5(h): "(h) Within 30 days after the end of each calendar year, beginning with the calendar year that begins on January 1, 2023, Bank will allocate to the Marketing Fund [***]. "Marketing Fund" means a record maintained by Bank that is used to fund Bank's costs and expenses of implementing marketing plans for the Program. Retailer shall have no right, title or interest in or to the Marketing Fund or in or to any amounts which have been allocated thereto. Any amounts previously allocated to the Marketing Fund but not used as of [***]. 1.3 Addition of a new Section 5(i). A new section 5(i) is added as follows: "(i) Within 30 days after the end of each calendar month during the Term, beginning with the calendar month that began on February 1, 2023, [***]. 1.4 Addition of a new Section 5(j). A new Section SU) is added as follows: "U) Within 30 days after the end of each calendar month during the Term, beginning with the calendar month that began on February 1, 2023, [***]. 1.5 Addition of a new Section 5(k). A new Section 5(k) is added as follows: "(k) Within 30 days after each party executes this Third Amendment, [***]. "POS Integration Fund" means a record maintained by Bank that is used to fund (i) costs and expenses incurred by Retailer, working in good faith with Bank, to complete an upgrade of its POS system and integrate with the Program, and (ii) expenses resulting from a temporary representative, retained by Retailer, to perform reconciliation activities. Prior to Retailer being reimbursed from the POS Integration Fund, Retailer will submit to Bank a reasonably detailed invoice of the expense for which it seeks reimbursement, and Bank will remit payment to the extent of the then-available amounts in the POS Integration Fund within thirty days of submission of the invoice. Bank will not have any obligation to reimburse Retailer for any amount exceeding the amount then remaining in the POS Integration Fund. Retailer will be solely responsible for direct payment of integration costs it has incurred through any third-party vendor. Except for the right to require Bank to make payments from such fund from time to time in accordance with this Agreement, Retailer shall have no right, title or interest in or to the POS Integration Fund or in or to any amounts which have been allocated thereto. Any amounts previously allocated to the POS Integration Fund but not requested to be used by Retailer as of (x) eighteen (18) months after the funds are added to the POS Integration Fund, or (y) the date of any notice of termination or non-renewal of the Agreement, may be withdrawn and retained by Bank for its own account without obligation to account therefor to Retailer." 1.6 Addition of a new Section 5(1). A new section 5(1) is added as follows: "(I) As an incentive for Retailer to enter this Third Amendment to extend the Term of the Program, provided that no event has occurred which would allow Bank to terminate this Agreement under Section 15(b), within 30 days after the end of each Program Year during the Term, beginning with the Program Year that begins on April 1, 2023, [***]. 2 DWT 23750635v2 0050741-000568

DocuSign Envelope ID: E34A5FA4-4B7A-4036-9CD2-0A5217EA8D61 1.7 Amendment to Section 15(a). Section 15(a) is hereby deleted and replaced with the following: "(a) This Agreement shall commence upon the execution of this Agreement and shall continue until and including [***], unless earlier terminated in accordance with the provisions of this Agreement. 1.8 Amendment to letter Agreement dated July 6, 2021. On July 6, 2021, Bank and Retailer entered into a letter Agreement that granted Retailer a limited waiver from Bank's [***]. Such limited waiver included certain conditions that Retailer must follow and comply. The condition that reads [***]. 1.9 Addition of Section 18(t). A new section 18(t) is added as follows: "(t) Website Platform Support. Bank, working in good faith with Retailer, will provide commercially reasonable efforts to provide website platform support for Bank's online financing integration components." 1.10 Amendment to Schedule 5(a). Effective as of February 1, 2023, Schedule 5(a) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 5(a), attached hereto as Attachment I. Within a reasonable period after execution of the Amendment by each party, Bank will refund the difference between the Retailer Fees paid by Retailer and the Retailer Fees due under Schedule 5(a) for the period February 1, 2023 through July 31, 2023. II. GENERAL 3.1 Authority for Amendment. Each party hereby represents and warrants to the other that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such party and upon execution by all parties, will constitute a legal, binding obligation. 2.2 Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof. 2.3 Binding Effect; Severability. Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure. In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. 2.4 Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby. 2.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to principles of conflicts of laws. 3 DWT 23750635v2 0050741-000568

DocuSign Envelope ID: E34A5FA4-4B7A-4036-9CD2-0A5217EA8D61

Attachment 1

Schedule 5(a)
To Retailer Program Agreement
(Lovesac)

Approved Credit-Based Promotions

A. Non-Promotional Credit Offer:

Retailer Fee Percentage: [***]

B. Credit-Based Promotions:

Table 1 – Retailer Fee Percentages effective for the period February 1, 2023 through July 31, 2023

Promotional Term	Retailer Fee Percentage	
	With Pay/Deferred Interest	Equal Pay/No Interest
6 Month	[***]	[***]
12 Month	[***]	[***]
18 Month	[***]	[***]
24 Month	[***]	[***]
36 Month	[***]	[***]
48 Month	[***]	[***]
60 Month	[***]	[***]

The Retailer Fee Percentages set forth above may change as the Retailer Fee Percentages are revised as set forth in Section 5(c).

Table 2 – Standard Retailer Fee Percentages at a Base Cost of Funds Index of 200 bps (2.00%)

Promotional Term	Retailer Fee Percentage	
	With Pay/Deferred Interest	Equal Pay/No Interest
6 Month	[***]	[***]
12 Month	[***]	[***]
18 Month	[***]	[***]
24 Month	[***]	[***]
36 Month	[***]	[***]
48 Month	[***]	[***]
60 Month	[***]	[***]

The Retailer Fee Percentages set forth in Table 2 are subject to revision as set forth in in Section 5(c) and 5(e) and be effective on August 1, 2023.

6

DWT 23750635v2 0050741-000568